Defined Asset Funds
Select Ten Portfolio

Sometimes, simple strategies can be the most effective ...

Like the strategy applied in our Select Ten Portfolio ...

A Simple Strategy For Total Return

The Select Ten Portfolio seeks total return over a one-year period by holding the ten current highest dividend-yielding stocks of the Dow Jones Industrial Average(1) (DJIA). These companies are highly capitalized and widely held. Many are household names. Purchasing a Portfolio of these stocks, instead of just one or two, is a way to diversify your stock holdings. Investing in a number of quality stocks when their prices are depressed is a strategy designed to increase the potential for total return.

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     (1) Dow Jones & Company, Inc., owner of the name "Dow Jones Industrial
Average," is unaffiliated with and did not participate in the creation of the Portfolio or the selection of its stocks, and has neither reviewed nor approved any information in the prospectus relating to the Portfolio. "S&P 500" is a trademark of Standard & Poor's Corporation.

How The Portfolio Works

The Portfolio consists of approximately equal values of the ten stocks in the DJIA having the highest yield shortly before the initial offering date (the "Strategy Stocks") and holds them for about a year. The Portfolio will remained relatively fixed during this time. After one year, the Portfolio will liquidate. You may choose to roll your proceeds into the next portfolio of the then-current Strategy Stocks, if available, or you can take the cash.

Prior Select Ten Performance

The chart below shows average annual total return for each of the three series, which assumes an annual "rollover" into the next Portfolio. We've also included returns for the most recently completed Portfolio of each series.

Series from Inception through 9/30/96

                  Inception         Return

A Series          1/3/92            14.30%
B Series          5/17/91           14.48%
C Series          9/1/92            16.90%

Most Recent Completed Portfolio


                        Period            Return

A Series          1/9/95  - 2/23/96       34.72%
B Series          5/10/95 - 6/30/96       25.32%
C Series          9/7/94  - 9/30/95       22.41%

Past performance in no guarantee of future results. Average annual total return represents price changes plus dividends reinvested at year-end, divided by Initial Public Offering Price, and reflects maximum sales charges and expenses.

Defining Your Risks

Select Ten Portfolios are designed for investors able and willing to assume the risks generally associated with equity investments, and may not be appropriate for those seeking preservation of capital or high current income. The value of the investment will fluctuate with the prices of the underlying stocks. There can be no assurance that dividend rates will be maintained or that the stock prices will not decrease.

A Time Tested Track Record

We analyzed the Strategy of investing in the ten highest dividend-yielding stocks over various periods to see how it compared to the DJIA and the S&P 500(2). The following charts illustrate past performance of the Strategy Stocks, but not any Select Ten Portfolios. While there is no guarantee of future results of any Portfolio, as you can see the results are compelling.

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     (2) The "S&P 500" is a trademark of Standard & Poor's Corporation.

Time in the Market

Average Annual Total Return through 12/31/96/95; Strategy Stocks, DJIA and S&P 500 (dividends reinvested at year-end).

           3year   5year   10year   15year   20year   25year

Strategy   21.63%  21.06%  18.21%   19.08%   17.72%   17.04%
Stocks
DJIA       18.69%  17.33%  16.34%   16.04%   14.00%   12.05%
S&P 500    15.16%  16.50%  14.79%   14.63%   14.37%   12.03%

[mountain graph entitled "Potential Growth of $10,000 invested in 1971 through 9/30/96" compares the cumulative annual performance from 1971 through 9/30/96 of the Strategy Stocks (blue), the DJIA (red) and the S&P 500 (green). A box in the upper left quadrant indicated the components of the chart. The x axis reflects dollar amounts and the y axis reflects years. The initial value of each is $10,000; next to the right margin the ending values are stated as follows: $596,047 for the Strategy Stocks; $200,916 for the DJIA; and $194,095 for the S&P 500.]

The charts above compare hypothetical performance of the Select Ten Strategy Stocks with actual performance of the Dow Jones Industrial Average and the S&P 500 Composite Stock Price Index. The results shown assume that all dividends during each year are reinvested at the end of that year, and do not reflect sales charges, commissions, expenses or taxes. If Portfolio sales charges and expenses were deducted, the Strategy Stocks would have outperformed the DJIA and the S&P 500 in 14 of the last 5 years, and there can be no assurance that any Portfolio will outperform the DJIA. Actual Portfolio performance will also differ from Strategy Stocks because Portfolios are established and liquidated at different times during the year, they normally purchase and sell stock at prices different from the closing prices used in determining Portfolio unit price, Portfolios are not fully invested at all times and stocks may not be weighed equally. For more complete discussion of Strategy Stocks and Portfolio performance, please speak to your financial professional.

Timing The Market
Annual Total Return
(Periods ending December 31)

            Strategy
Year        Stocks        DJIA       S&P 500

1971         2.47%        9.79%      14.31%
1972        23.26%       18.21%      18.98%
1973        -1.02%      -13.12%     -14.66%
1974        -0.31%      -23.14%     -26.47%
1975        57.02%       44.40%      36.92%
1976        34.81%       22.72%      23.53%
1977        -0.83%      -12.71%      -7.19%
1978         0.16%        2.69%       6.39%
1979        12.35%       10.52%      18.02%
1980        26.37%       21.41%      31.50%
1981         7.47%       -3.40%      -4.83%
1982        25.46%       25.79%      20.26%
1983        38.46%       25.68%      22.27%
1984         7.34%        1.06%       5.95%
1985        28.63%       32.78%      31.43%
1986        34.57%       26.91%      18.37%
1987         6.97%        6.02%       5.67%
1988        21.50%       15.95%      16.58%
1989        27.30%       31.71%      31.11%
1990        -7.94%       -0.57%      -3.20%
1991        33.37%       23.93%      30.51%
1992         8.32%        7.34%       7.67%
1993        26.92%       16.72%       9.97%
1994         3.89%        4.95%       1.30%
1995        36.48%       36.48%      37.10%
1996(3)     16.64%       16.81%      13.37%

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(3)as of 9/30/96

Select Ten Highlights

-Minimum investment of $250 for regular or IRA accounts.

-Quarterly dividend distributions.

-Reduced risk by investing in ten different securities.

-Low initial sales charge; balance deferred.

-Volume discounts.

-Reduced sales charge for rollovers.

Time-Tested Investment Principles

1. Time in the market is more important than timing the market.

2. The stocks to buy are the ones everyone else is selling.

3. Dividends can be an important part of total return.

Defining Your Costs

Low Initial Sales Charge/Reduced Charge for Rollovers
As illustrated in the chart below, first-time investors pay a 1% maximum sales charge when they buy. In addition, a deferred sales charge of $1.75 per 1,000 units will be deducted from the Portfolio's net asset value each month over the last ten months of the Portfolio's life ($17.50 total). This deferred method of payment keeps more of your money invested over a longer period of time.

                                       Amount per      As a % of Public
Amount Purchased                       1,000 Units      Offering Price

Maximum Initial Sales Charge              $10.00            1.00%
Deferred Sales Charge                     $17.50            1.75%
                                       ================================
Your Sales Charge                         $27.50            2.75%

Should you reinvest the proceeds of your investment into a new portfolio, if available, you will not be subject to the initial charge, just the $17.50 deferred fee. If you sell your investment before maturity, the remaining deferred sales charge and, in the secondary market, a charge to reflect estimated costs of liquidating securities to meet cash redemptions, will be deducted.

Find Out More About Our Current Series.

Defined Asset Funds plans to offer six Select Ten Portfolios each year, one approximately every two months.
For details on the latest offering, or for a free brochure on each of the current Defined Asset Funds, Select Ten (DJIA), Hong Kong, United Kingdom and Japan Portfolios talk to your financial professional.

A free prospectus containing more complete information, including all charges and expenses on any of these Portfolios, is also available. Read it carefully before investing.

Information contained herein is subject to amendment. A registration statement relating to the next Series of the Select Ten Portfolio has been filed with the Securities and Exchange Commission. The securities of that series may not be sold, nor may offers to buy be accepted prior to the time the registration statement become effective. This brochure shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of those securities in any state in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Printed on Recycled Paper
14662SJ-11/96